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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  ___________


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              DIVERSA CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


               Delaware                                   22-3297375
-----------------------------------------   ------------------------------------
(State of Incorporation or Organization)               (I.R.S. Employer
                                                      Identification no.)

10665 Sorrento Valley Road, San Diego, CA                    92121
-----------------------------------------   ------------------------------------
(Address of principal executive offices)                   (Zip code)

If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
Section 12(b) of the Exchange Act and       securities pursuant to Section
is effective upon filing pursuant to        12(g) of the Exchange Act and is
General Instruction A.(c), check the        effective pursuant to General
following box. [_]                          Instruction A.(d), check the
                                            following box. [X]


Securities Act registration statement number to which this form relates:
  333-92853
---------------
(if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class to                Name of Each Exchange on Which
          be so Registered                   Each Class is to be Registered

               None
------------------------------------        ____________________________________


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
            -------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-92853, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1999 and is incorporated herein by reference.

Item 2.   Exhibits.

     Exhibit
     Number              Description
     ------              -----------

     3.1 Registrant's Certificate of Incorporation, as amended, as currently in effect (1)

     3.2            Registrant's Bylaws, as amended, as currently in effect (1)

     3.3 Form of Amended and Restated Certificate of Incorporation, to be filed prior to the Closing (1)

     3.4 Form of Registrant's Amended and Restated Certificate of Incorporation, to be effective upon the closing of the Registrant's initial public offering (1)

     3.5 Form of Registrant's Amended and Restated Bylaws, to be effective upon the closing of the Registrant's initial public offering (1)

     3.6            Form of Common Stock Certificate of Registrant (1)


________________________________________________________________________________

     (1) Filed with the Commission as an exhibit to Registrant's Registration Statement on Form S-1, No. 333-92853, as amended, and incorporated herein by reference.

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     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DIVERSA CORPORATION

Date: January 26, 2000                  By: /s/ Karin Eastham
                                            ----------------------------------
                                            Karin Eastham
                                            Senior Vice President, Finance and
                                            Chief Financial Officer

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